PROSHARES

ProShares MSCI Transformational Changes ETF

(the “Fund”)

Supplement dated October 6, 2020

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 6, 2020, each as supplemented or amended

The above-listed Fund is not yet in operation and thus is not currently offered by ProShares Trust.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.